UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 North Bernardo Avenue Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(650) 526-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 19, 2004, Pinnacle Systems, Inc. (“Pinnacle”) announced that Arthur D. Chadwick will resign from his position as Pinnacle’s Senior Vice President, Finance and Administration and Chief Financial Officer, effective October 20, 2004.

In connection with this resignation, on October 15, 2004, Pinnacle and Mr. Chadwick entered into a Separation Agreement and Release (the “Separation Agreement”). The Separation Agreement provides that Pinnacle will pay Mr. Chadwick $275,000, less applicable withholding, within two days following the effective date of the Separation Agreement. Pinnacle will also reimburse Mr. Chadwick for any payments he makes for COBRA coverage for a period of 6 months beginning November 1, 2004 and concluding on April 30, 2005.

The Separation Agreement is filed as Exhibit 10.77 to this Form 8-K and is incorporated by reference.

Item 2.02. Results of Operations and Financial Condition

On October 19, 2004, Pinnacle is issuing a press release and holding a conference call regarding its financial results for the first quarter of fiscal 2005 ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Pinnacle is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 1.01 is incorporated here by reference.

Pinnacle has appointed Suzy Seandel, age 40, to serve as Interim Chief Financial Officer effective as of October 20, 2004 pending the hiring of a permanent Chief Financial Officer. Since April 2003, Ms. Seandel has served as Pinnacle’s Vice President Finance and Accounting. From April 1999 to April 2003, Ms. Seandel served as Corporate Controller for Extreme Networks, Inc., a network applications and services company. Ms. Seandel received a Bachelor of Science in Commerce, Finance from Santa Clara University and is a certified public accountant in the state of California.

Item 8.01 Other Events

On July 27, 2004, Pinnacle is announcing its financial results for the first quarter of fiscal

2005 ended September 30, 2004. These financial results are attached hereto as Exhibit 99.2. Exhibit 99.2 shall be deemed “filed” for purposes of Section 18 of the Exchange Act and shall be deemed incorporated by reference in filings under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
10.77	Separation Agreement and Release dated October 15, 2004 between Pinnacle Systems, Inc. and Arthur D. Chadwick

99.1	Press Release of Pinnacle Systems, Inc. dated October 19, 2004

99.2	Financial Results for the Quarter ended September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/s/ Scott E. Martin
Scott E. Martin
Senior Vice President, Human Resources and Legal

Date: October 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.77	Separation Agreement and Release dated October 15, 2004 between Pinnacle Systems, Inc. and Arthur D. Chadwick

99.1	Press Release of Pinnacle Systems, Inc. dated October 19, 2004

99.2	Financial Results for the Quarter ended September 30, 2004